Business Combination	12 Months Ended
Dec. 31, 2025
Business Combination [Abstract]
BUSINESS COMBINATION

12. BUSINESS COMBINATION

On November 25, 2025, we successfully closed the acquisition of iTonic Corporation’s shares, which is an automated home health technology company that provides an integrated home health hub, incorporated in Delaware. At this time, the Selling Shareholders transferred their equity interests to the Company, and the Target recorded the Company as the holder of 5,100 shares of common stock, representing 51.00% of iTonic Corporation’s issued and outstanding share capital on a fully diluted basis. The contingent consideration was an aggregate of 4,000,000 newly issued Class A ordinary shares of ITOC (“Buyer Shares”) and up to 3,000,000 warrants to purchase ITOC Class A ordinary shares (“Warrants”). The issuance and release of these instruments are divided into 12 quarterly tranches over three years, contingent upon the Target achieving specific Sales Volume (Units) and Sales Revenue (USD) targets set forth in the Progress Schedule.

Based on projections as of the acquisition date, we estimated the aggregate fair value of the buyer shares using scenario probabilities and share prices, and the aggregate fair value of the warrants using the Black-Scholes Model.

The results of the Target have been included in the consolidated financial statements within ITOC since the date of acquisition. We are working to complete the valuation of assets acquired and liabilities assumed, and have recorded a preliminary purchase price allocation as of December 31, 2025. Net assets acquired totaled $51,657. Within definite-lived intangible assets, we allocated $2,414,357 to customer relationships which have an estimated useful life of 10 years. The fair value of customer relationships at the acquisition date was determined using the multi-period excess earnings method under the income approach. The fair value measurements are based on significant unobservable inputs, and thus represent Level 3 inputs. Significant assumptions used in assessing the fair values of the intangible assets include discounted cash flows, customer attrition rates and discount rates. The deferred tax liability is negative $507,015.

The goodwill in the amount of 1,955,683 was recorded related to the 2025 acquisitions. Goodwill is calculated as the excess of the consideration transferred over the net assets acquired and represents the estimated future economic benefits arising from other assets acquired that could not be individually identified and separately recognized.

The total purchase consideration was allocated to the assets acquired and liabilities assumed as set forth below:

Allocation	Amount
Fair value of contingent shares	1,943,100
Fair value of contingent warrants	53,388
Total fair value of consideration transferred	1,996,488

Identifiable assets acquired and liabilities assumed
Cash	26,345
Customer Relationship	1,231,322
Deferred tax liability	(258,577)
Goodwill	997,398
Total	1,996,488

As the acquisition was completed on November 25, 2025, the acquired entities did not contribute to the net revenues or to the net income of the Company during the year ended December 31, 2025.